SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

      Date of Report (Date of earliest event reported): May 13, 2003


                                Clayton Homes, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)


           1-8824                               62-1671360
---------------------------                   ---------------------------------
(Commission  File  Number)                    (IRS  Employer Identification No.)


                  Clayton Homes,  Inc.
                  5000  Clayton Road
                  Maryville,  TN  37804
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


        Registrant's telephone number, including area code: 865-380-3000



        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)

                                CLAYTON HOMES, INC.

                                    FORM 8-K


ITEM  9     REGULATION  FD  DISCLOSURE

On May 13, 2003, pursuant to Securities and Exchange Commission Order No. 4-460 requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Act of 1933, as amended, the registrant delivered to the Securities and Exchange Commission (the "Commission") sworn statements of Kevin T. Clayton, the registrant's principal executive officer, and John J. Kalec, the registrant's principal financial officer, [both in the form specified by the Commission]. Conformed copies of the sworn statements are attached hereto as Exhibits 99.1 and 99.2.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2003

                                    CLAYTON  HOMES,  INC.

                                    By:     /s/  Kevin  T.  Clayton
                                            -----------------------
                                            Kevin T. Clayton
                                            Chief Executive Officer, President
                                            and President, Financial Services


                                  EXHIBIT INDEX

     Exhibit
     Number    Description

     99.1 Sworn Statement of Kevin T. Clayton, the registrant's Principal Executive Officer

     99.2 Sworn Statement of John J. Kalec, the registrant's Principal Financial Officer